FINANCIAL INVESTORS TRUST

Grandeur Peak Emerging Markets Opportunities Fund

Grandeur Peak Contrarian Fund

Grandeur Peak Micro Cap Fund

Grandeur Peak Global Opportunities Fund

Grandeur Peak Global Reach Fund

Grandeur Peak Global Stalwarts Fund

Grandeur Peak International Opportunities Fund

Grandeur Peak International Stalwarts Fund

Grandeur Peak US Stalwarts Fund

(the “Funds”)

SUPPLEMENT DATED NOVEMBER 19, 2021 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 31, 2021, AS SUBSEQUENTLY AMENDED

The “Other Accounts Managed by Portfolio Managers” table under the section titled “PORTFOLIO MANAGERS” in the Funds’ Statement of Additional Information is hereby deleted and replaced with the following:

Portfolio Managers	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Robert Gardiner	0	$-	1	$435	1	$103
Blake Walker	0	$-	2	$694	3	$1,419
Amy Hu Sunderland	0	$-	1	$435	0	$-
Randy Pearce	0	$-	1	$259	2	$1,316
Liping Cai	0	$-	0	$-	0	$-
Stuart Rigby	0	$-	0	$-	0	$-
Brad Barth	0	$-	1	$259	2	$1,316
Mark Madsen	0	$-	0	$-	1	$103
Juliette Douglas	0	$-	0	$-	1	$103
Spencer Hackett	0	$-	0	$-	1	$137
Conner Whipple	0	$-	0	$-	1	$137
Ben Gardiner	0	$-	0	$-	0	$-

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE